SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 10, 2025
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Notes

On March 10, 2025, Bread Financial Holdings, Inc. (the “Company”) closed its previously announced offering of $400 million principal amount of 8.375% Fixed-Rate Reset Subordinated Notes due 2035 (the “Notes”). The Notes were issued pursuant to an indenture (the “Indenture”) dated as of March 10, 2025 between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The Notes are the Company’s subordinated unsecured obligations and rank equally in right of payment with all of the Company’s existing and future subordinated indebtedness and junior in right of payment to all of the Company’s existing and future senior indebtedness (including indebtedness under the credit agreement dated June 7, 2023 among the Company, certain of its domestic subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and lender, and various other financial institutions as lenders, the Company’s 4.25% Convertible Senior Notes due 2028 and the Company’s 9.75% Senior Notes due 2029). The Notes will not be obligations of or guaranteed by any of the Company’s subsidiaries. Holders of the Notes may not accelerate the maturity of the Notes, except in the event of a receivership, insolvency, liquidation, or similar proceeding involving the Company.

The Notes will accrue interest (i) from, and including, March 10, 2025, to, but excluding, June 15, 2030 (the “Reset Date”) at a rate per annum equal to 8.375% and (ii) from, and including, the Reset Date to, but excluding, the maturity date at a rate per annum equal to the Five-Year U.S. Treasury Rate (as defined in the Indenture) as of the date that is two business days prior to the Reset Date plus 430 basis points. Interest on the Notes will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2025. The Notes will mature on June 15, 2035, unless earlier repurchased or redeemed.

The Company may redeem the Notes, at its option, (i) in whole, but not in part, on June 17, 2030 (or, if such day is not a business day, the next succeeding business day), or (ii) in whole but not in part, at any time within 90 days following the occurrence of a “regulatory capital treatment event” (as defined in the Indenture), in each case, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date. If the Company ever becomes subject to regulation by the Board of Governors of the Federal Reserve System or otherwise becomes subject to regulatory capital requirements set forth in regulations or guidelines of a federal banking agency, any redemption of the Notes will be subject to the receipt of any prior approval required by the applicable federal banking agency and to the satisfaction of any conditions set forth in applicable regulations and guidelines of such federal banking agency applicable to the redemption of the Notes, including capital regulations and guidelines.

If an “Event of Default” (as defined in the Indenture) with respect to the Notes occurs and is continuing, the Trustee (by notice to the Company) or the holders of not less than 25% in principal amount of the outstanding Notes (by notice to the Company and the Trustee) may declare the principal amount of the outstanding Notes to be due and payable immediately.

With the exception of covenants restricting the Company's ability to merge, consolidate or sell all or substantially all of the Company's assets, the Indenture does not provide for restrictive covenants.
The above descriptions of the Indenture and the Notes are summaries and are not complete, and are qualified in their entirety by reference to the full and complete text of the Indenture and the Form of Note, a copy each of which is attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give the Company’s expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe its business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding, and the guidance it gives with respect to, the Company’s anticipated operating or financial results, future financial performance and outlook, future dividend declarations or stock repurchases and future economic conditions.

The Company believes that its expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond its control. Accordingly, actual results could differ materially from the projections, anticipated results or other expectations expressed in this Current Report on Form 8-K, and no assurances can be given that the Company’s expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, interest rates, labor market conditions, recessionary pressures or concerns over a prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behaviors; global political, public health and social events or conditions, including ongoing wars and military conflicts, and natural disasters; future credit performance of the Company’s customers, including the level of future delinquency and write-off rates; loss of, or reduction in demand for services from, significant brand partners or customers in the highly competitive markets in which the Company competes; the concentration of the Company’s business in U.S. consumer credit; increases or volatility in the Allowance for credit losses that may result from the application of the current expected credit loss (CECL) model; inaccuracies in the models and estimates on which the Company rely, including the amount of the Company’s Allowance for credit losses and its credit risk management models; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives, including, with respect to divested businesses, any associated guarantees, indemnities or other liabilities; the extent to which the Company’s results are dependent upon brand partners, including brand partners’ financial performance and reputation, as well as the effective promotion and support of the Company’s products by brand partners; increases in the cost of doing business, including market interest rates; the Company’s level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of the Company’s subsidiary banks, Comenity Bank and Comenity Capital Bank (the “Banks”), to pay dividends to it; pending and future litigation; pending and future federal, state, local and foreign legislation, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for the Banks; impacts arising from or relating to the transition of the Company’s credit card processing services to third party service providers that it completed in 2022; failures, or breaches in operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects, failure of information security controls or otherwise; loss of consumer information or other data due to compromised physical or cyber security, including disruptive attacks from financially motivated bad actors and third-party supply chain issues; any tax or other liability, or adverse impacts arising out of or related to the spinoff of the Company’s former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. (LVI) and certain of its subsidiaries, and subsequent litigation or other disputes. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. In addition, the Consumer Financial Protection Bureau (CFPB) issued a final rule in 2024 that, absent a successful legal challenge or other invalidation of the rule, will place significant limits on credit card late fees, which would have a significant impact on the Company’s business and results of operations for at least the short term and, depending on the effectiveness of the mitigating actions that the Company has taken or may in the future take in anticipation of, or in response to, the final rule, may potentially adversely impact it over the long term; the Company cannot provide any assurance as to the effective date, if any, of the rule, the result of any pending or future challenges or other litigation relating to the rule, or its ability to mitigate or offset the impact of the rule on its business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, the Company’s Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. The Company’s forward-looking statements speak only as of the date made, and it undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

4.1	Indenture, dated as of March 10, 2025, between Bread Financial Holdings, Inc., and U.S. Bank Trust Company, National Association.

4.2	Form of 8.375% Fixed-Rate Reset Subordinated Notes due 2035 (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: March 10, 2025	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary